Exhibit 10.a

THIS MASTER DEFINITIONS AGREEMENT is made on 21 June 2005

BETWEEN:

(1) FRANCE TITRISATION, a societe anonyme incorporated under the laws of France, licensed by the Autorite des marches financiers as a societe de gestion, whose registered office is located at 41, avenue de l'Opera, 75002 Paris (France), registered with the Trade and Companies Register of Paris under number 353 053 531, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page, acting for itself and for the account of the FCC CROWN RECEIVABLES EUROPE (the Management Company);

(2) BNP PARIBAS, a societe anonyme incorporated under the laws of France, whose registered office is at 16, boulevard des Italiens, 75009 Paris (France), registered with the Trade and Companies Register of Paris under number 662 042 449, licensed as a credit institution in France by the Comite des Etablissements de Credit et des Entreprises d'Investissement, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the Custodian, the Calculation Agent, the FCC Account Bank, the Liquidity Facility Provider, the Swap Counterparty, the Administrator or the Letter of Credit Provider);

(3) each of the entities listed in Part A of Schedule hereto, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the French Sellers or the French Servicers);

(4) each of the entities listed in Part B of Schedule hereto, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the English Sellers or the English Servicers, the French Sellers and the English Sellers are hereinafter referred to collectively as the Sellers and the French Servicers and the English Servicers are hereinafter referred to collectively as the Servicers);

(5) CROWN EMBALLAGE FRANCE SAS, a societe par action simplifiee incorporated under the laws of France, whose registered office is located at 67, rue Arago, 93400 Saint Ouen (France), registered with the Trade and Companies Register of Bobigny under number 954 200 838, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the French Administrative Agent);

(6) CROWN PACKAGING UK PLC, a Public Limited Company incorporated under the laws of England and Wales, whose registered office is located at Downsview Road, Wantage, Oxfordshire, OX12 9BP (United-Kingdom), registered under number 178090, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the English Administrative Agent, the French
           Administrative Agent and the English Administrative Agent are hereinafter referred to collectively as the Administrative Agents);

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(7)        CROWN EUROPEAN  HOLDINGS,  a societe anonyme  incorporated  under the laws of France, whose registered office is located at 67, rue Arago, 93400 Saint Ouen (France), registered with the Trade and Companies Register of Bobigny under number 775 721 996, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the Parent Company);

(8) GE FACTOFRANCE, a societe en nom collectif incorporated under the laws of France, whose registered office is at Tour Facto, 18 rue Hoche, 92988 Paris La Defense Cedex (France), registered with the Trade and Companies Register of Nanterre under number 063 802 466, licensed as a credit institution in France by the Comite des Etablissements de Credit et des Entreprises d'Investissement, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (the Back-Up Servicer); and

(9) ELIOPEE LIMITED, a limited company incorporated under the laws of the Island of Jersey, whose registered office is at 22 Grenville Street, St Helier, Jersey JE4 8PX, registered with the Companies Register of Jersey under number 61259, represented for the purposes hereof by a duly authorised representative whose name appears on the signature page (Eliopee).

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1        INTERPRETATION

Capitalised terms in this Master Definitions Agreement shall, except where the context otherwise requires, have the meanings given to them in Clause 2.1 (as it may be amended, varied or supplemented from time to time) and this Master Definitions Agreement shall be construed in accordance with the principles of construction set out in Clause 3.

2        DEFINITIONS

2.1 In any Securitisation Transaction Documents or other agreement, letter or document incorporating by reference this Master Definitions Agreement or to which this Master Definitions Agreement is expressed to apply, the following expressions shall, except where the context otherwise requires and except where otherwise defined therein, have the following meanings:

Absolute   Majority  means,  for  any  company  or  entity   registered  in  any
jurisdiction, directly or indirectly, more than 50% (fifty per cent) of:

(a) its share capital; and

(b) the voting rights attached to its share capital.

For the purpose of calculating the percentages of indirect shareholding, it is agreed that when a company or an entity owns more than 50% (fifty per cent) of the ordinary share capital or, as the case may be, of the voting rights attached to the ordinary share capital of an other company or entity, the said percentages shall be equal to 100% (one hundred per cent);

Accelerated Amortisation Event means any of the following events:

(a) the Seller Termination Date in relation to all the Sellers has occurred; or

(b) the Servicer Termination Date in relation to all the Servicers has occurred;

Accelerated Amortisation Period means the period which shall take effect upon the occurrence of an Accelerated Amortisation Event and shall last until the Legal Maturity Date;

Accession Letter means a letter substantially in the form set out in schedule 18 of appendix 1 of the Master Receivables Transfer and Servicing Agreement, pursuant to which an entity not listed in schedule 1 of appendix 1 of the Master Receivables Transfer and Servicing Agreement may participate to the Securitisation Programme and access to the status of Seller;

Acceptance means any acceptance of a Transfer Offer delivered by the Management Company to the relevant Seller or to the relevant Administrative Agent, in accordance with clause 3.3 of the Master Receivables Transfer and Servicing Agreement and in the form of schedule 20 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

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Administrative Agent means any of:

(a)        the French Administrative Agent; and

(b)        the English Administrative Agent;

Administrative Agent Account means:

(a) with respect to the French Administrative Agent, the bank account opened in its name in the books of BNP Paribas whose IBAN Code is:
           FR76 3000 4021 4600 0104 4030 274;

(b) with respect to the English Administrative Agent, the bank account opened in its name in the books of Natwest whose SWIFT Code is:
           NWBKGB2L and whose IBAN Code is: GB25 NWBK 5000 0045 2689 59;

Administrative  Agent Early Amortisation Event has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Administrative Agent Event of Default has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Administrative Agent Potential Event of Default has the meaning ascribed to it in schedule 12 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Administrative Agent Termination Date means the date on which:

(a)       an Administrative Agent Event of Default occurs; or

(b)       an Administrative Agent Early Amortisation Event occurs; or

(c)       the Parent Company Termination Date occurs,

provided that for the avoidance of doubt, it is expressly agreed between all the parties to the Securitisation Programme that the representations, warranties and undertakings of any Administrative Agent shall survive for so long as there continues to exist any obligations of any Administrative Agent or any rights of the FCC arising under any of the FCC Transaction Documents to which any of the Administrative Agents is a party which have not been completely discharged or exercised;

Administrator means BNP Paribas acting in its capacity as administrator in accordance with the provisions of the Administrative Agreement dated 14 December 1998, as amended, entered into between Eliopee and the Administrator;

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Affected  Receivable  means any  Transferred  Receivable in respect of which the
Eligibility Criteria were false or incorrect on the Transfer Date on which such Transferred Receivable was transferred to the FCC;

Ageing Balance Criteria has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Agreement Amongst Participating Entities means the agreement entered into on the date of this Agreement between the Participating Entities, the Sellers, the Servicers and the Administrative Agents, pursuant to which the Sellers, the Servicers and the Administrative Agents have agreed to bear some costs incurred by any Participating Entity as a result of their participation in the Securitisation Programme;

AMF Fee means the fee payable by the FCC to the Autorite des marches financiers on a yearly basis and which equals 0.008/oo of the outstanding Senior Units, Seller Units and Subordinated Units at the end of each year;

Amount Due means, with respect to each Transferred Receivable or to each Eligible Receivable offered for transfer:

(a)        the corresponding Net Invoice Amount; less

(b)        any Collection already received on this Receivable;

Ancillary  Rights means,  in respect of each Eligible  Receivable or Transferred
Receivable:

(a) the right to serve notice to pay or repay, to recover and/or to grant a discharge in respect of the whole or part of the amounts due or to become due in connection with the said Receivables from the relevant Debtor (or from any other person having granted any Collateral Security);

(b) the benefit of any and all undertakings assumed by the relevant Debtor (or by any other person having granted any Collateral Security) in connection with the said Receivables pursuant to the relevant Contractual Documents;

(c) the benefit of any and all actions against the relevant Debtor (or against any other person having granted any Collateral Security) in connection with the said Receivables pursuant to the relevant Contractual Documents; and

(d) the benefit of any Collateral Security attached, whether by operation of law or on the basis of the Contractual Documents or otherwise, to the said Receivables;

Applicable Forward Exchange Rate has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Applicable Exchange Rate has the meaning ascribed to it in schedule 10 of the FCC Regulations;

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Arranger   means  BNP  Paribas  acting  in  its  capacity  as  arranger  of  the
Securitisation Programme;

Auditor's Certificate means the certificate issued on a half-yearly basis by the auditors of each French Seller and of the Parent Company in the form set out respectively in schedule 6 of appendix 2 and in schedule 22 of appendix 1 to the Master Receivables Transfer and Servicing Agreement;

Authorised Set-Off means, in respect of each Eligible  Receivable or Transferred
Receivable:

(a) any credit note, rebate, discount, refund or similar right granted by a Seller to the relevant Debtor and deducted from the nominal amount of the Eligible Receivable or Transferred Receivable;

(b) any other event that would have the effect of reducing the net amount of the said Eligible Receivables or Transferred Receivables (whether or not provided in the Servicing Procedures),

in all cases, stated on the Invoice relating to such Eligible Receivable or Transferred Receivable on the Information Date preceding its transfer to the FCC;

Back-Up Servicer means GE Factofrance, acting in its capacity as back-up servicer in accordance with the provisions of the Back-Up Servicing Agreement;

Back-Up Servicer Collection Account means the bank account to be opened in the name of the FCC in the books of GE Factofrance;

Back-Up Servicer Termination Date means the date on which the appointment of the Back-Up Servicer under the Back-Up Servicing Agreement shall be terminated, in accordance with clause 7 of the Back-Up Servicing Agreement;

Back-Up Servicing Agreement means the back-up servicing agreement entered into on the date of this Agreement between the Management Company, the Custodian and the Back-Up Servicer;

BA Average has the meaning ascribed to it in schedule 10 of the FCC Regulations;

BA Spot has the meaning ascribed to it in schedule 10 of the FCC Regulations;

BNP Paribas means BNP Paribas, a societe anonyme incorporated under the laws of France, whose registered office is located 16, boulevard des Italiens, 75009 Paris, registered with the Commercial and Companies Registry of Paris under number 662 042 449, licensed as a credit institution by the Comite des Etablissements de Credit et des Entreprises d'Investissement;

BT means any billet de tresorerie issued from time to time by Eliopee under the BT Programme, in connection with the acquisition and the refinancing of the Senior Units;


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BT Interest  Amount  means the BT interest  amount which will be provided by the
Calculation Agent in accordance with the provisions of the Calculation Agent Agreement;

BT Programme means the programme of billets de tresorerie established by Eliopee, as described in the dossier de presentation financiere relating to such programme and rated P-1 by Moody's;

Business Day means any day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in Paris, London and Jersey, and which is a TARGET Day;

Calculation Agent means BNP Paribas acting in its capacity as calculation agent of the FCC in accordance with the provisions of the Calculation Agent Agreement;

Calculation Date means the date occurring one (1) Business Days after any Information Date;

Change of Legislation means the enactment, amendment, substitution or change in the interpretation of, or the application or enforcement by any administrative authority of, as the case may be, a new or existing law or of any decree, regulation, recommendation, courts decision, official decision or position from a tribunal, regulatory, administrative, governmental or supra-governmental authority, or any other competent authority taking place as from the Closing Date, provided that, with respect to any of the foregoing, if not having the force of law, it is customary to comply with. For the avoidance of doubt, it is agreed that any change in the regulations, treatment or practice relating to the Basle Committee on capital adequacy treatment and its consequences, whatsoever, shall consist in a Change of Legislation for the purpose of the Securitisation Programme, even though discussions and proposals in this respect already exist as at the Closing Date;

Closing Date means 21 June 2005;

Collateral Security means, in respect of any Receivable, any guarantee or security (including, without limitation, any indemnity, pledge, mortgage, privilege, security, cash deposit or other agreement or arrangement of any nature whatsoever) granted by a Debtor or a third party in order to guarantee the payment of any amount owed by, and/or the fulfilment of the obligations of, such Debtor in connection with such Receivable;

Collection means, with respect to any Receivable, all cash collections and other cash proceeds (including without limitation bank transfers, wire transfers, cheques, bills of exchange and direct debits) relating to that said Receivable and received from the relevant Debtor during any Collection Period;

Collection Account means:

(a) with respect to the French Servicers, any of the bank accounts opened by each French Servicer in its name for the purposes of collecting the FCC

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           Collections, whose details are set out in schedule 3 of appendix 1 of the Master Receivables Transfer and Servicing Agreement; and

(b) with respect to the English Servicers, the bank account opened by Crown Packaging UK PLC in its name for the purposes of collecting the FCC Collections, whose details are set out in schedule 3 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Collection Account Bank means the bank with which each Servicer has opened its Collection Account(s);

Collection Account Bank Agreement means each agreement in relation to the Collection Accounts held with a Collection Account Bank between that Collection Account Bank and the relevant Servicer;

Collection Account Ratio means, in relation to a given Collection Account and in respect of a given Collection Period, the ratio (expressed as a percentage) between:

(a) the sum of the FCC Collections credited directly by the Debtors or the Servicers into the relevant Collection Account during that Cut-Off Period; and

(b)        the sum of all FCC Collections received during that Cut-Off Period;

Collection Account Security Agreement means any of the security agreement entered into between each Collection Account holder, the FCC and, as the case may be, the relevant Collection Account Bank pursuant to which the rights and interest of the FCC in the Collections standing at any time to the credit of each Collection Account shall be secured for the benefit of the FCC, in accordance with the provisions of the Master Receivables Transfer and Servicing Agreement;

Collection Period means each period commencing on, and including, a Payment Date or an Interest Payment Date (included), as relevant, and ending on, but excluding, the next Interest Payment Date or Payment Date;

Collection Ratio means, in relation to a given Collection Account and in respect of a given Collection Period, the ratio (expressed as a percentage) between:

(a) the sum of all Collections (excluding FCC Collections) received during that Cut-Off Period; and

(b) the sum of all Collections credited into the Collection Account during that Cut-Off Period;

Computer File means the computer file delivered by any Seller (or by the relevant Administrative Agent acting in its name and on its behalf) to the Management Company on the relevant Information Date as attached to the relevant Individual Transfer Offer, and including the information set out in schedule 26 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

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Concentration  Ratio has the  meaning  ascribed  to it in schedule 10 of the FCC
Regulations;

Confidential Information means any information relating to the commercial activities, the financial situation or any other matter of a confidential nature concerning any party to the Securitisation Transaction Documents, and communicated to any other party to the Securitisation Transaction Documents, whether the said information has been communicated to it during the performance of its obligations under the Securitisation Transaction Documents or otherwise;

Consistency Test means the test of consistency to be satisfied by the Management Company in relation to the Eligible Receivables as a condition precedent to any transfer of the Eligible Receivables to the FCC by any of the Sellers, namely the formal verification as to whether:

(a) the figures appearing on each item of the relevant Consolidated Transfer Offer equals to the sum of the same items, as appearing on all the corresponding Individual Transfer Offer; and

(b) the figures appearing on each item of the Consolidated Report issued on the preceding Information Date equals to the sum of the same items, as appearing on all the corresponding Individual Reports;

Consolidated Report means the consolidated report to be provided by the relevant Administrative Agent on each Information Date to the Management Company with respect to the immediately preceding Cut-Off Period, substantially in the form set out in (and containing the information referred to in) schedule 15 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Consolidated Transfer Offer means the consolidated offer to transfer Eligible Receivables to the FCC, substantially in the form set out in schedule 19 of appendix 1 of the Master Receivables Transfer and Servicing Agreement, to be delivered on each Information Date by the relevant Administrative Agent to the Management Company;

Consultation Period means the period of thirty (30) calendar days maximum in respect of a Seller Potential Event of Default, a Servicer Potential Event of Default, an Administrative Agent Potential Event of Default and a Parent Company Potential Event of Default, it being understood that the Consultation Period shall start immediately and automatically, without any further formality (de plein droit), from and including the date of occurrence of a Seller Potential Event of Default, a Servicer Potential Event of Default, an Administrative Agent Potential Event of Default or a Parent Company Potential Event of Default, as the case may be. During the Consultation Period, the Management Company shall ask the Custodian, the Parent Company and the Trustee and the entity affected by the relevant Potential Event of Default, to discuss and, if need be, to meet in order to give the opportunity to the said affected entity to remedy to the corresponding Potential Event of Default, provided that:

(a)        only  the  entities   referred  to  in  the  above   sub-clause  will
           participate directly to the discussions and meetings, if any. As a consequence:

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           (i)       the Parent  Company will  represent  all the members of the
                     Crown Group participating to the Securitisation Programme (other than the one in Potential Event of Default, if different from the Parent Company); and

           (ii) the Management Company will represent all the other parties to the Securitisation Programme and being not referred to above or entities within the Crown Group;

(b) the participants to a Consultation Period shall use their best efforts in order to find a remedy to such Potential Event of Default. However, all parties to the Securitisation Programme expressly agree that in trying to find a solution to remedy to such Potential Event of Default:

           (i) no party other than those belonging to the Crown Group shall have to disclose any information relating to their accounting or financial situation or arrangements;

           (ii) no party other than those belonging to the Crown Group shall have to bear, directly or indirectly, any expenses, costs or other financial charges; and

           (iii) the parties not belonging to the Crown Group shall not be under any obligation to propose any solution in order to remedy to the relevant Potential Event of Default;

(c) the decision as to whether the solution proposed by the affected entity, if any, in order to remedy to the relevant Potential Event of Default is satisfactory, will be solely and discretionarily taken in the Management Company's reasonable opinion;

(d) if, at any time during a Consultation Period, it appears to all participants to the Consultation Period that no satisfactory solution will be found at the end of the thirty (30) calendar days period, the said period might be unanimously reduced to any shorter period, in which case, the relevant Potential Event of Default shall immediately become an Event of Default; and

(e) whatever the outcome of a Consultation Period might be, no party other than those belonging to the Crown Group shall be held responsible for any consequences of the said Consultation Period and the corresponding Potential Event of Default and Event of Default, if any;

Consumed Anticipated Dilution means any amount, as recorded and calculated by each Servicer on a given Information Date, resulting from the deduction of a Latent Anticipated Dilution by the corresponding Debtor, known on the previous Information Date in relation to a Transferred Receivable;

Contract means any written agreement executed between a Seller and a Debtor pursuant to which the Debtor is obliged to pay for the Sale of Products or the Services, including any value added tax (if any);

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Contractual  Documents means,  with respect to any Transferred  Receivable,  any document or contractual agreement between a Seller and a Debtor, from which that
Transferred  Receivable  arises,   including  without  limitation  the  relevant
Contract, Invoice, order, negotiable instruments issued in respect of any Transferred Receivable as the case may be, and general or particular terms and conditions;

Credit Agreement means the agreement dated September 1, 2004 among CROWN Americas, Inc. (f/k/a Crown Cork & Seal Americas, Inc.), as the U.S. Borrower, CROWN European Holdings SA, as the Euro Borrower, the subsidiary Borrowers named therein, CROWN Holdings, Inc., CROWN International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, the banks and other financial institutions identified therein as Lenders, and Citicorp North America, Inc., as Administrative Agent, Citibank International plc as U.K. Administrative Agent, Lehman Commercial Paper Inc. as Syndication Agent, Citigroup Global Markets Inc. and Lehman Brothers Inc. as Joint Lead Arrangers and Bookrunners in respect of the Revolving Facilities, ABN Amro Bank N.V., BNP Paribas and Calyon New York Branch as Co-Documentation Agents, Citigroup Global Market Inc. as Sole Arranger and Sole Bookrunner in respect of the Term B Facility and Bank of America, N.A. as Senior Managing Agent;

Credit Insurer means Euler Hermes SFAC, a societe anonyme incorporated under the laws of France, whose registered office is located at 1, rue Euler, 75715 Paris Cedex 08 (France), registered with the Trade and Companies Register of Paris under number 348 920 596;

Credit Support has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Crown Emballage France SAS means Crown Emballage France SAS, a societe par actions simplifiee incorporated under the laws of France, whose registered office is located at 67, rue Arago, 93400 Saint Ouen (France), registered with the Trade and Companies Register of Bobigny under number 954 200 838;

Crown Entities means each Seller, each Servicer and each Administrative Agent, acting in any capacity whatsoever under the Securitisation Programme, it being specified that, for the avoidance of doubt, any new Seller and Servicer becoming a party to the Securitisation Programme after the date hereof pursuant to clause
24.3 of the Master Receivables Transfer and Servicing Agreement shall be a Crown Entity;

Crown European Holdings means Crown European Holdings, a societe anonyme incorporated under the laws of France, whose registered office is at 67, rue Arago, 93400 Saint Ouen, France, registered with the Trade and Companies Register of Bobigny under number 775 721 996;

Crown Group means Crown European Holdings and any company or entity registered or established in any jurisdiction in which Crown European Holdings owns, directly or indirectly, the Absolute Majority;

Crown Holdings means Crown Holdings Inc., a Pennsylvania corporation, whose registered office is at One Crown Way, Philadelphia, PA 19154, United States of America;

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Crown  Packaging UK PLC means Crown  Packaging UK PLC, a public limited  company incorporated under the laws of England and Wales, whose registered office is located at Downsview Road, Wantage, Oxfordshire, OX12 9BP (United-Kingdom), registered under number 178090;

Cumulative Dilution Receivables has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Cumulative  Loss  Transferred  Receivables  has the  meaning  ascribed  to it in schedule 10 of the FCC Regulations;

Custodian means BNP Paribas, acting in its capacity as custodian of the FCC pursuant to the FCC Regulations;

Custody Procedures Report means the report to be delivered to the Custodian by each Servicer in the form set out in schedule 7 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Cut-Off Date means:

(a)        the 5th calendar day of each calendar month;

(b)        the 15th calendar day of each calendar month; and

(c)        the 25th calendar day of each calendar month,

or any other date agreed in writing between the parties to this Agreement at the latest 90 days before the said Cut-Off Date or before the Closing Date;

Cut-Off Period means each period commencing on, and excluding, a Cut-Off Date and ending on, but including, the next Cut-Off Date;

Day Sales Outstanding or DSO has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Debtor means, with respect to the each Receivable, any person or entity which is solely and exclusively obliged to pay all or part of the corresponding Amount Due;

Debtor Account means, with respect to each Debtor, an account established and maintained by the relevant Servicer pursuant to clause 15 of the Master Receivables Transfer and Servicing Agreement and on which the said Servicer shall record the information referred to in clause 15 of the Master Receivables Transfer and Servicing Agreement;

Declaration of Trust means the declaration of trust made by Crown Packaging UK Plc in favour of the FCC;

Decree means the decree no. 2004-1255 of 24 November 2004 (as amended from time to time) implementing Article L. 214-5 and Articles L. 214-43 to L. 214-49 of the French Code monetaire et financier;

Default Percentage has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Default Ratio has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Default Rolling Average has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Defaulted   Receivable   means,  on  each  Information   Date,  any  Transferred
Receivable:

(a) in respect of which, all or part of the Net Invoice Amount, on a given Information Date, remains unpaid for at least 90 calendar days after the corresponding Due Date; or

(b)        in respect of which the Debtor is Insolvent,

and, in any event, which has become due (creance echue) or has been accelerated (creance dechue du terme) as provided for under Article L. 214-43 of the French Code monetaire et financier applicable to conditions under which French fonds communs de creances are entitled to sell receivables;

Deferred Purchase Price means with respect to any Secondary Transfer Date, the amount (if positive) calculated by the Management Company on each Calculation Date immediately preceding such Secondary Transfer Date, based on the information contained in the Consolidated Reports received on the Information Date immediately preceding such Secondary Transfer Date, being equal, for each currency, to the difference between:

(a) the sum of the Net Invoice Amount of the Eligible Receivables offered for sale on such Secondary Transfer Date in such currency; and

(b) the Initial Purchase Price on such Secondary Transfer Date in such currency;

Deferred Purchase Price Repayment means on any Payment Date or Interest Payment Date, any repayment which is made by the FCC to a Seller with respect to the Outstanding Deferred Purchase Price in accordance with the relevant Order of Priority;

Dilution Average has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Horizon has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Percentage has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Ratio has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Reserve Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Reserve Ratio has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Dilution Reserve Shortfall has the meaning ascribed to it in schedule 10 of the FCC Regulations;

DSO  Average  has  the  meaning  ascribed  to  it in  schedule  10  of  the  FCC
Regulations;

Due Date means in respect of any Receivable, the date on which such Receivable is expressed to be payable in the relevant Invoice;

Early Amortisation Event means, as applicable, a Seller Early Amortisation Event, a Servicer Early Amortisation Event, an Administrative Agent Early Amortisation Event or a Parent Company Early Amortisation Event;

Eligible Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Eligible Bank means a credit institution duly licensed under the laws and regulations of France or of any other Member State of the European economic area (Espace economique europeen), the short term unsecured and unsubordinated debt obligations of which are rated at least P-1 by Moody's;

Eligible Receivables means the Receivables complying with the Eligibility Criteria, that are to be offered for sale by the relevant Sellers to the FCC, and subsequently purchased and held by the FCC;

Eligible Financing Receivables means the Eligible Receivables complying with the Financing Eligibility Criteria;

Eligibility Criteria means, in respect to the Receivables, the eligibility criteria set out in schedule 2 of appendix 1, subject (where applicable) to schedule 1 of the relevant Seller's appendix, of the Master Receivables Transfer and Servicing Agreement;

Eliopee means Eliopee Limited, a public limited liability company incorporated under the laws of Jersey under registered number 61259 having its registered office at 22, Grenville Street, St Helier, Jersey JE4 8PX;

Eliopee Account means the bank account opened in the name of Eliopee in the books of BNP Paribas whose IBAN code is FR28 3000 4056 5800 0004 0011 R77, which shall be credited with all moneys payable to Eliopee pursuant to the Senior Units Subscription Agreement and in respect of the Senior Units;

Eliopee's Fee means:

(a)        the   management   fees  of  Eliopee   incurred  in  respect  of  the
           Securitisation Programme and payable on the relevant Interest Payment Date, in an amount equal to the sum of:

           (i) the product of:

                     (aa) the greater of 0.20% of the aggregate Senior Units principal amount and (euro)200,000, and

                     (bb) the number of days of the Senior Units Interest Period, divided by 360, and

           (ii) 78,000 Euro, multiplied by the number of days of the Senior Units Interest Period, divided by 360; plus a yearly fee to be determined on a yearly basis; and

(b) any fees duly justified by Eliopee in respect of the Securitisation Programme and, in particular (without limitation) any fees or expenses borne by Eliopee under the Eliopee Liquidity Facility Agreement and payable on the relevant Interest Payment Date;

Eliopee Liquidity Facility Agreement means the liquidity facility agreement executed on the date of this Agreement between BNP Paribas as Liquidity Facility Provider and Eliopee, pursuant to which the Liquidity Facility Provider has agreed to provide Eliopee with a liquidity facility in order to cover certain liquidity events that might occur under the BT Programme, subject to the terms and conditions thereof;

Encumbrance means any lien, pledge, charge, mortgage, encumbrance or security interest whatsoever;

English Administrative Agent means Crown Packaging UK PLC, which has been appointed by the English Sellers and by the English Servicers pursuant to clause 22 of the Master Receivables Transfer and Servicing Agreement;

English Seller means any of the entities listed in Part B of Schedule hereto and any company within the Crown Group incorporated in the United-Kingdom which may accede from time to time to the Securitisation Programme as an English Seller pursuant to clause 24.3 of the Master Receivables Transfer and Servicing Agreement, excluding any company or entity which may exit the Securitisation
Programme from time to time in accordance with the terms of the Master Receivables Transfer and Servicing Agreement;

English Servicer means each English Seller, acting as Servicer pursuant to the terms and conditions of the Master Receivables Transfer and Servicing Agreement;

EONIA means the Euro OverNight Index Average, as determined by the Management Company by reference to the Reuters page EONIA;

Euribor means:

(a)        the applicable Screen Rate; or

(b) if no Screen Rate is available for the relevant Interest Period, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Calculation Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of 11.00 a.m. (Brussels time) two TARGET Days before the first day of that Interest Period;

EUR, Euro or (euro) means the single currency of all states participating at any time in the Economic and Monetary Union as contemplated in the Treaty on European Union;

Euro Final Payment has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Euro Initial Payment has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Euro Latent Anticipated Dilution means on each Calculation Date, the Latent Anticipated Dilution calculated in Euro; for such purpose, the Applicable Exchange Rate of such Calculation Date should be used;

Euro Net Invoice Amount means on each Calculation Date, for any Receivable, the Net Invoice Amount calculated in Euro; for such purpose, the Net Invoice Amount of the Receivables sold or offered for sale by the English Sellers, shall be converted to Euros using the Applicable Exchange Rate of such Calculation Date;

Euro Spot Required Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Event of Default means, as applicable, a Seller Event of Default, a Servicer Event of Default, an Administrative Agent Event of Default, a Parent Company Event of Default or a Receivables Event of Default;

Excess Concentration has the meaning ascribed to it in schedule 10 of the FCC Regulations;

FCC means the debt mutual funds (fonds commun de creances) named "CROWN RECEIVABLES EUROPE":

(a) created at the joint initiative of the Management Company and the Custodian, acting as founders of the FCC; and

(b) governed by the FCC Regulations, by Articles L. 214-43 to L. 214-49 of the French Code monetaire et financier, by the Decree and by any law whatsoever applicable to Fonds commun de creances;

FCC Account Bank means BNP Paribas in its capacity as account bank of the FCC or any successor thereto being an Eligible Bank;

FCC Accounts means the following accounts:

(a)        the FCC General Account;

(b)        the FCC Expense Account; and

(c)        the FCC Collection Account;

FCC Actual Amount means, on any given date, the aggregate nominal value of all the Senior Units issued at any time up to and including that date by the FCC, and which is still outstanding, it being provided that the FCC Actual Amount of the Securitisation Programme shall never exceed the FCC Maximum Amount of the Securitisation Programme less the BT Interest Amount to be issued on such Principal Transfer Date less the Forex Volatility Margin;

FCC Applicable Funds means the amount of funds, as calculated on a Calculation Date immediately preceding an Interest Payment Date, that will be applicable to the relevant Order of Priority on such Interest Payment Date, which are the sum of the following amounts:

(a) the sum of all FCC Collections corresponding to the immediately preceding Cut-Off Period;

(b)        the  aggregate  amount  of any cash  remittances  in  respect  of New
           Dilutions   and   Non-Compliance   Indemnities   in  respect  of  the
           immediately preceding Cut-Off Period;

(c)        any   Retransferred   Amount  to  be  paid  relating  to  Transferred
           Receivables to be retransferred on such Interest Payment Date;

(d) the amount transferred from the Expense Account on such Interest Payment Date to pay the due fees, being equal to the FCC Transaction Costs less the Financial Income;

(e) the proceeds of the issue of Senior Units, Seller Units and Subordinated Units on such Interest Payment Date;
(f)        the Financial Income;

(g) the amounts to be received on such Interest Payment Date under the Swap Agreement;

(h)        the amounts received or to be received from the Credit Insurer;

(i)        the payment received under the Forex Balance; and

(j) the balance of the FCC General Account at the end of the previous Payment Date;

FCC Available Funds means all available moneys pending allocation and standing from time to time to the credit of the FCC Accounts, during each period commencing on (and including) an Interest Payment Date (following the execution of the relevant Orders of Priority) and ending on (but excluding) the next Interest Payment Date, except for the first period which shall commence on (but exclude) the FCC Establishment Date and shall end on (but exclude) the first Interest Payment Date to occur;

FCC Collection means, with respect to any Transferred Receivable, all cash collections and other cash proceeds (including without limitation bank transfers, wire transfers, cheques, bills of exchange and direct debits) relating to that said Transferred Receivable and received from the relevant Debtor during any Collection Period;

FCC Collection Account means the bank account opened by the Management Company in the books of BNP Paribas whose references are as follows:

..........................................................................................................
                                           Code SWIFT            :                BNPAFRTPTTN
FCC Collection Account                     ..............................................................
                                           Code Banque           :                   30004
                                           ..............................................................
                                           Code Guichet          :                   05658
                                           ..............................................................
                                           No.                   :                 32 462 A
                                           ..............................................................
                                           Cle                   :                    76
..........................................................................................................

or any other bank account which may be substituted to the relevant bank account;

FCC Establishment Date means the first Transfer Date being also the date on which the FCC was established by the Management Company and the Custodian, pursuant to the FCC Regulations;

FCC Expense Account means the bank account opened by the Management Company in the books of BNP Paribas whose references are as follows:


..........................................................................................................
FCC Expense Account                        Code SWIFT            :                BNPAFRTPTTN
                                           ..............................................................
                                           Code Banque           :                   30004
                                           ..............................................................
                                           Code Guichet          :                   05658
                                           ..............................................................
                                           No.                   :                 32 461 G
                                           ..............................................................
                                           Cle                   :                    88
..........................................................................................................

or any other bank account which may be substituted to the relevant bank account;

FCC Fees means the fees due and payable to the organs of the FCC by the FCC as set out in schedule 3 to the FCC Regulations;

FCC General Account means the bank account opened by the Management Company in the books of BNP Paribas whose references are as follows:

..........................................................................................................
FCC General Account                        Code SWIFT            :                BNPAFRTPTTN
                                           ..............................................................
                                           Code Banque           :                   30004
                                           ..............................................................
                                           Code Guichet          :                   05658
                                           ..............................................................
                                           No.                   :                 32 460 K
                                           ..............................................................
                                           Cle                   :                    36
..........................................................................................................

or any other bank account which may be substituted to the relevant bank account;

FCC Liquidation Date means the earliest of the following dates to occur:

(a) the date on which the Management Company liquidates the FCC following the extinction of the last outstanding Transferred Receivable in accordance with the provisions of Article L. 214-49 of the French Code monetaire et financier; and

(b) the date on which the Management Company liquidates the FCC upon the assignment and transfer in whole (but not in part) of the outstanding Transferred Receivables in a single transaction, following the occurrence of any of the FCC Liquidation Events in accordance with the provisions of section VIII of the FCC Regulations and Article 16 of the Decree,

provided that any such date shall be an Interest Payment Date;

FCC Maximum Amount means (euro)120,000,000, or any amount as may be agreed from time to time in accordance with clause 32 of the Master Receivables Transfer and Servicing Agreement;

FCC Regulations means the regulations executed on the date hereof between the Management Company and the Custodian, under which the Management Company and the Custodian have agreed to create the FCC CROWN RECEIVABLES EUROPE within the context of the Securitisation Programme and which relates to the creation and operation of the FCC CROWN RECEIVABLES EUROPE;

FCC Transaction Costs means, on each Interest Payment Date, the costs incurred by the FCC for its operations as set out in clause 32.1.3 of the FCC Regulations;

FCC Transaction Documents means:

(a)        the FCC Regulations;

(b)        the Master Receivables Transfer and Servicing Agreement;

(c)        the Senior Units Subscription Agreement;

(d)        the Seller Units Subscription Agreement;

(e)        the Subordinated Units Subscription Agreement;

(f)        this Master Definitions Agreement;

(g)        the Agreement Amongst Participating Entities;

(h)        the Back-up Servicing Agreement;

(i)        the Guarantee Agreement;

(j)        the Collection Account Security Agreements;

(k)        the Collection Account Bank Agreements;

(l)        the Calculation Agent Agreement;

(m)        the Swap Agreement; and

(n) any other agreement, instrument, or document executed pursuant to or in connection with any of the documents referred to in paragraph (a) to (m);

File means, with respect to any Transferred Receivable:

(a) all agreements, correspondence, notes, instruments, books, books of account, registers, records and other information and documents (including, without limitation, computer programmes, tapes or discs) in possession of each Seller or delivered by such Seller to the relevant Servicer, if applicable; and

(b)        the Contractual Documents,

relating to the said Transferred Receivable and to the corresponding Debtor;

Final FX Swap has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Final Reverse FX Swap has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Final Termination Date means the date on which the Securitisation Programme shall cease, namely the earliest of the following dates:

(a)        the Termination Date; or

(b) the day on which the Seller Termination Date in relation to all the Sellers has occurred; or

(c) the day on which the Servicer Termination Date in relation to all the Servicers has occurred,

provided that:

           (i) in the case where the Final Termination Date is the date set out in sub-clause (a) above, such date may be extended by the parties to the Securitisation Transaction Documents with the prior written consent of all such parties and Moody's; and

           (ii)      in  all  cases  and  for  the  avoidance  of  doubt,  it is expressly agreed between all the parties to the Securitisation Programme that the representations, warranties and undertakings of all parties to the Securitisation Programme shall survive for so long as there continues to exist any obligations or rights of the said parties under any of Securitisation Transaction Documents to which they are a party which have not been completely discharged or exercised;

Financial Covenants means the following conditions having to be met by the consolidated financial results of Crown Holdings:

(a) Total Leverage Ratio (as this term is defined in the Credit Agreement and as drafted at the date hereof): on each date (as calculated for the four consecutive complete fiscal quarters of Crown Holdings then last ended and such compliance calculations shall be provided within 40 days of the first three fiscal quarters and 75 days within the fourth quarter (such timing periods to coincide with the U.S. Securities and Exchange Agency filings of Crown Holdings)), the Total Leverage Ratio will have to be lower than the amount set forth in the table below (the ratio was 4.54x as of 31/12/2004):

             .............................................. ...................
                              Test Period                         Ratio
             .............................................. ...................
             June 30, 2005                                     5.75 to 1.00
             .............................................. ...................
             September 30, 2005                                5.75 to 1.00
             .............................................. ...................
             December 31, 2005                                 5.25 to 1.00
             .............................................. ...................
             March 31, 2006                                    5.25 to 1.00
             .............................................. ...................
             June 30, 2006                                     5.25 to 1.00
             .............................................. ...................
             September 30, 2006                                5.25 to 1.00
             .............................................. ...................
             December 31, 2006                                 4.75 to 1.00
             .............................................. ...................
             March 31, 2007                                    4.75 to 1.00
             .............................................. ...................
             June 30, 2007                                     4.75 to 1.00
             .............................................. ...................
             September 30, 2007                                4.75 to 1.00
             .............................................. ...................
             December 31, 2007                                 4.25 to 1.00
             .............................................. ...................
             March 31, 2008                                    4.25 to 1.00
             .............................................. ...................
             June 30, 2008                                     4.25 to 1.00
             .............................................. ...................
             September 30, 2008                                4.25 to 1.00
             .............................................. ...................
             December 31, 2008 and thereafter                  3.75 to 1.00
             .............................................. ...................

(b) Consolidated Fixed Charge Ratio (as this term is defined in the Credit Agreement and as drafted at the date hereof): on each date (as calculated for the four consecutive complete fiscal quarters of Crown Holdings then last ended and such compliance calculations shall be provided within 40 days of the first three fiscal quarters and 75 days within the fourth quarter (such timing periods to coincide with the U.S. Securities and Exchange Agency filings of Crown Holdings)), the Consolidated Fixed Charge Ratio will have to be higher than the amount set forth in the table below (the ratio was 1.98x as of 31/12/2004):

            .............................................. .....................
                              Test Period                          Ratio
            .............................................. .....................
            June 30, 2005                                       1.25 to 1.00
            .............................................. .....................
            September 30, 2005                                  1.25 to 1.00
            .............................................. .....................
            December 31, 2005                                   1.40 to 1.00
            .............................................. .....................
            March 31, 2006                                      1.40 to 1.00
            .............................................. .....................
            June 30, 2006                                       1.40 to 1.00
            .............................................. .....................
            September 30, 2006                                  1.40 to 1.00
            .............................................. .....................
            December 31, 2006                                   1.50 to 1.00
            .............................................. .....................
            March 31, 2007                                      1.50 to 1.00
            .............................................. .....................
            June 30, 2007                                       1.50 to 1.00
            .............................................. .....................
            September 30, 2007                                  1.50 to 1.00
            .............................................. .....................
            December 31, 2007                                   1.50 to 1.00
            .............................................. .....................

            .............................................. .....................
            March 31, 2008                                      1.50 to 1.00
            .............................................. .....................
            June 30, 2008                                       1.50 to 1.00
            .............................................. .....................
            September 30, 2008                                  1.50 to 1.00
            .............................................. .....................
            December 31, 2008                                   1.55 to 1.00
            .............................................. .....................
            March 31, 2009                                      1.55 to 1.00
            .............................................. .....................
            June 30, 2009                                       1.55 to 1.00
            .............................................. .....................
            September 30, 2009                                  1.55 to 1.00
            .............................................. .....................
            December 31, 2009 and thereafter                    1.65 to 1.00
            .............................................. .....................

it being understood that should the definition of Total Leverage Ratio or Consolidated Fixed Charge Ratio change within the Credit Agreement, the Financial Covenants shall be redefine so as to leave such Financial Covenants (after that change) in the same position as they would have been in had the change not been made;


Financial Income means, on any given Calculation Date immediately preceding an Interest Payment Date, any interest amount or income accrued on the FCC Available Funds to be received between the previous Interest Payment Date (included) and the relevant Interest Payment Date (excluded);

Financing Eligibility Criteria means, in respect to the Eligible Receivables, the financing eligibility criteria set out in schedule 23 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Financing Eligible Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Forex Balance has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Forex Spot Transaction has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Forex Volatility Margin has the meaning ascribed to it in schedule 10 of the FCC Regulations;

French Administrative Agent means Crown Emballage France SAS, which has been appointed by the French Sellers and by the French Servicers pursuant to clause 21 of the Master Receivables Transfer and Servicing Agreement;

French Seller means any of the entities listed in Part A of Schedule hereto and any company within the Crown Group incorporated in France which may accede from time to time to the Securitisation Programme as a French Seller pursuant to clause 24.3 of the Master Receivables Transfer and Servicing Agreement, excluding any company or entity which may exit the Securitisation Programme from time to time in accordance with the terms of the Master Receivables Transfer and Servicing Agreement;

French Servicer means each French Seller, acting as Servicer pursuant to the terms and conditions of the Master Receivables Transfer and Servicing Agreement;

Funding Costs has the meaning ascribed to it in schedule 10 of the FCC Regulations;

GBP, (pound), Pounds and Sterling means the lawful currency from time to time of the United Kingdom of Great Britain and Northern Ireland;

GBP Initial Payment has the meaning ascribed to it in schedule 10 of the FCC Regulations;

GBP Final Payment has the meaning ascribed to it in schedule 10 of the FCC Regulations;

GBP Senior Required Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

GBP Spot Required Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

GE Factofrance means GE Factofrance, a societe en nom collectif incorporated under the laws of France, whose registered office is at Tour Facto, 18 rue Hoche, 92988 Paris La Defense Cedex (France), registered with the Trade and Companies Register of Nanterre under number 063 802 466, licensed as a credit institution in France by the Comite des Etablissements de Credit et des Entreprises d'Investissement;

General Electric means General Electric Company, whose registered office is at 3135 Easton Turnpike, Fairfield, CT 06828-0001, United States of America;

Group of Debtors means a group of Debtors controlled by an entity which has the Absolute Majority in such Debtors;

Guarantee means the guarantee (cautionnement solidaire) provided by the Parent Company to the Participating Entities, pursuant to which the Parent Company shall guarantee by way of a cautionnement solidaire to the Participating Entities the due and full payment of the Guaranteed Obligations;

Guarantee Agreement means the guarantee agreement entered into between the Parent Company and the Participating Entities, under which the Parent Company shall guarantee by way of a cautionnement solidaire to the Participating Entities the due and full payment of the Guaranteed Obligations;

Guaranteed Obligations means any amount whatsoever which may be due, owing or payable by the Crown Entities to the Participating Entities in Euro or in Sterling, whether actually or contingently on any account whatsoever pursuant to the FCC Transaction Documents;

Individual Report means the individual report to be provided by each Seller or Servicer, as applicable, on each Information Date to the relevant Administrative Agent with respect to the immediately preceding Cut-Off Period, substantially in the form set out in (and containing the information referred to in) schedule 14 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Individual Retransfer Request means any retransfer request of Defaulted Receivables delivered by the relevant Administrative Agent to the Management Company, in accordance with clause 7 of the Master Receivables Transfer and Servicing Agreement and in the form of schedule 25 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Individual Transfer Offer means the individual offer to transfer Eligible Receivables to the FCC, substantially in the form set out in schedule 4 of appendix 1 of the Master Receivables Transfer and Servicing Agreement, to be delivered on each Information Date by each Seller wishing to transfer some Receivables to the FCC;

Information Date means the date occurring two (2) Business Days after any Cut-Off Date;

Initial Purchase Price means on any Calculation Date immediately preceding a Secondary Transfer Date, the portion of the Purchase Price of the Eligible Receivables then offered for sale to the FCC, which is paid in cash on that date, and for each currency equals to the lower of:

(a) the sum of Net Invoice Amount of the Eligible Receivables offered for sale on such Secondary Transfer Date in such currency; and

(b)        the sum of

           (i) the sum of all Collections corresponding to the immediately preceding Cut-Off Period in such currency; and

           (ii) the aggregate amount of any cash remittances in respect of New Dilutions and Non-Compliance Indemnities in respect of the immediately preceding Cut-Off Period in such currency; and

           (iii)     any Retransferred Amount in such currency; and

           (iv) the FCC Applicable Funds on the FCC General Account immediately after the previous Secondary Transfer Date;

Insolvent means, in relation to any person or entity, any of the following situations:

(a) the person or the entity is or is deemed for the purposes of any law to be insolvent, unable to pay its debts as they become due or its liabilities actually due exceed its available assets; or

(b)        the person or the entity:

           (i) is subject to a suspension of payments, moratorium of any indebtedness, winding-up, dissolution, administration (whether out of court or otherwise) or reorganisation (by way of voluntary arrangement or otherwise) other than a solvent liquidation or reorganisation; or

           (ii) institutes or has instituted against it a proceeding seeking a judgment of insolvency, bankruptcy, emergency measures or any other relief under any bankruptcy or insolvency law or other similar law affecting creditor's rights; or

           (iii) is subject to a petition or application for its winding-up, administration (whether out of court or otherwise) or liquidation,

           and, in all cases,  the events  referred to in sub-clauses  (b)(i) to
           (iii):

                     1. result in a judgment of insolvency, bankruptcy, emergency measures or moratorium or in the entry of an order for relief or in the making of an order for its winding-up or liquidation; or

                     2.        are  not   dismissed,   discharged,   stayed   or
                               restrained in each case within 30 calendar days of the occurrence of the relevant event;

(c) the person or entity or its directors pass a resolution to petition or apply for its winding-up, official management, administration (whether out of court or otherwise) or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(d) the person or entity seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee in bankruptcy, judicial custodian, compulsory manager or other similar official or officer (in each case, whether out of court or otherwise) for it or for all or substantially all its assets;

(e) the person or entity has a secured party taking possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 calendar days thereafter;

(f) the person or entity or its directors takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the events specified in sub-clauses (a) to (e) above; or

(g) the person or entity causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in sub-clauses (a) to
           (e) above;

Interest Payment Date means the date occurring two (2) Business Days after each Calculation Date immediately following the Cut-Off Date occurring the 25th calendar day of each calendar month, it being specified that, in any event, the FCC Establishment Date shall be an Interest Payment Date even if the FCC Establishment

Date does not occur two (2) Business Days after a Calculation Date immediately following a Cut-Off Date occurring the 25th calendar day;

Interest Period means the period commencing on (and including) an Interest Payment Date and ending on (but excluding) the following Interest Payment Date;

Invoice means, in respect of each Receivable, the notice for payment issued and sent by a Seller to a Debtor and specifying, amongst other things:

(a)        the products delivered or services provided;

(b)        the Net Invoice Amount to be paid by the relevant Debtor; and

(c)        the Due Date for such payment;

Issue Date means the date on which the FCC issues a Series of Units provided that the first Issue Date shall be the FCC Establishment Date and, thereafter, any subsequent Issue Date shall be an Interest Payment Date;

Issue Document means the document in the form set out in schedule 7 to the FCC Regulations;

Issue Price means, in respect of any Unit, one hundred per cent (100%) of the nominal value of such Unit;

Latent Anticipated Dilution means any amount corresponding to any credit note, rebate, discount, refund or any other event being likely to reduce the Net Invoice Amount in respect of a Transferred Receivable relating the corresponding Debtor, as calculated and recorded by each Servicer on the last Information Date, and the event and amount of which have been agreed between the relevant Seller and Debtor on such Information Date;

Legal Maturity Date means the date falling one (1) Business Day after the 9th Interest Payment Date following the Termination Date;

Letter of Credit Provider means BNP Paribas acting in its capacity as guarantor in accordance with the provisions of the Amended and Restated Master Agreement for the Issuance of the Programme Guarantee entered into between Eliopee and the Letter of Credit Provider;

Liquidation Surplus means all amounts available for the FCC after payments of all interest due under the Units and all the principal of the Units;

Liquidity Facility Provider means BNP Paribas, acting in its capacity as liquidity facility provider under the Eliopee Liquidity Facility Agreement, and any assignee or sub-participant of BNP Paribas in this agreement;

Locked Swap Cost has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Loss  Horizon  has  the  meaning  ascribed  to it in  schedule  10  of  the  FCC
Regulations;

Loss Proxy has the meaning ascribed to it in schedule 10 of the FCC
Regulations;

Loss Reserve Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Loss Reserve Ratio has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Management  Company  means  France  Titrisation,   acting  in  its  capacity  as
management company of the FCC and representing the FCC;

Master Definitions Agreement means this agreement;

Master Receivables Transfer and Servicing Agreement means the master transfer and servicing agreement executed on the date of signature of this Agreement between the Sellers, the Servicers, the Administrative Agents, the Management Company and the Custodian, pursuant to which each Seller has agreed to transfer to the FCC all of its title to, rights and interest in Eligible Receivables and under which each Servicer is appointed by the Management Company to administer and service the Transferred Receivables;

Minimum Dilution Percentage has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Minimum Loss Reserve Percentage has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Monthly FX Swap has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Moody's means Moody's France SAS, a subsidiary of Moody's Investors Service Limited, whose registered office is at 65-67, rue de la Victoire, 75009 Paris (France);

Net Financing means, with respect to any Interest Payment Date, the amount (if positive) calculated by the Management Company on each immediately preceding Calculation Date, based on the information received (if applicable) on the immediately preceding Information Date in the Consolidated Report and the Consolidated Transfer Offer, being equal to the difference between:

(a)        the sum of:

           (i) the aggregate Euro Net Invoice Amount of the Transferred Receivables that are Eligible Financing Receivables on that Calculation Date, and

           (ii) the sum of Euro Net Invoice Amount of the Eligible Financing Receivables offered for sale by the Sellers on such Transfer Date; and

(b)        the sum of:

           (i)        the  aggregate  Euro Net Invoice  Amount of the  Defaulted
                      Receivables,

           (ii)       the  aggregate  amount  of  all  Euro  Latent  Anticipated
                      Dilutions, and

           (iii)      the Over-collateralisation;

Net Invoice Amount means the total amount payable under an Invoice, which shall be equal to the gross nominal amount for which the Invoice has been issued less any Authorised Set-Off;

New Dilutions means any Unanticipated Dilutions and any Latent Anticipated Dilutions issued during the preceding Cut-Off Period less any Latent Anticipated Dilutions on the previous Calculation Date that were directly paid by the Seller to the relevant Debtor or that were applied to a Receivable which was not transferred to the FCC;

Non Eligible Financing Receivables means the Eligible Receivables which do not comply with the Financing
Eligibility Criteria;

Non Reconciled Collection means a sum forming part of the balance standing to the credit of the Back-Up Servicer Collection Account which the Back-Up Servicer has not matched with (a) an Invoice and (b) a Collection in respect of a Receivable;

Non Securitised Collection means, with respect to any Non Securitised Receivable, all cash collections and other cash proceeds (including without limitation bank transfers, wire transfers, cheques, bills of exchange and direct debits) relating to that said Non Securitised Receivable and received from the relevant Debtor during any Collection Period;

Non Securitised Receivable means, at any time of determination, any Receivable which has not been transferred to the FCC pursuant to the Master Receivables Transfer and Servicing Agreement or which has been retransferred by the FCC to a Seller according to clause 7 of the Master Receivables Transfer and Servicing Agreement at such time;

Normal Amortisation Period means the period beginning on the FCC Establishment Date and ending on the Legal Maturity Date (subject to the occurrence of an Accelerated Amortisation Event) and comprising the Revolving Period and the Scheduled Amortisation Period;

Notice of Refusal means any notice of refusal of a Transfer Offer delivered by the Management Company to the relevant Seller or to the relevant Administrative Agent, in accordance with clause 3.3 of the Master Receivables Transfer and Servicing Agreement and in the form of schedule 21 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Notice of Transfer means with respect to any Transferred Receivables, the written notice to be delivered by the Management Company (or the Back-Up Servicer, as the case may be) to the relevant Debtor upon the occurrence of certain events, as further described in clause 8 of the Master Receivables Transfer and Servicing Agreement;

Notional has the meaning ascribed to it in schedule 10 of the FCC Regulations;

One Month Outstanding BTs means, in respect of the BT Programme and for each Interest Payment Date, the outstanding principal amount of BTs that have been issued by Eliopee on such Interest Payment Date, with a maturity date equal to the following Interest Payment Date (excluded);

Order of Priority means any of the orders of priority which shall be applied by the Management Company in the payment (or the provision for payment, where relevant) of all debts due and payable by the FCC to any of its creditors, as set out in clause 17 of the FCC Regulations;

Outstanding Amount of Transferred Receivables means, on any Cut-Off Date, the aggregate of the outstanding amount of Transferred Receivables as declared by each Seller in the Individual Report;

Outstanding Deferred Purchase Price means on any Payment Date or any Interest Payment Date, for each currency, the sum of all the Deferred Purchase Prices of all preceding Secondary Transfer Dates in such currency less all the Deferred Purchase Price Repayments made to any Seller on all preceding Payment Dates and Interest Payment Dates in such currency;

Over-collateralisation has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Over-concentration has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Parent Company means Crown European Holdings, acting in its capacity as:

(a) guarantor of the Securitisation Programme to cover certain risks, in accordance with the Guarantee Agreement; and

(b) subscriber of the Seller Units and Subordinated Units, in accordance with the Seller Units Subscription Agreement and the Subordinated Units Subscription Agreement;

Parent Company Account means the bank account opened in the name of the Parent Company in the books of BNP Paribas whose IBAN code is : FR76 3000 4021 4600 0105 0092 774;

Parent  Company  Early  Amortisation  Event has the  meaning  ascribed  to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Parent Company Event of Default has the meaning given to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Parent  Company  Potential  Event  of  Default  has the  meaning  given to it in schedule 12 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Parent Company Termination Date means the date on which:

(a)        a Parent Company Event of Default occurs; or

(b)        a Parent Company Early Amortisation Event occurs; or

(c)        a Receivables Event of Default occurs; or

(d) the Management Company or the Custodian is in a breach of any if its material obligations under any of the Securitisation Transaction Documents to which it is a party and such breach is not cured within a period of thirty (30) calendar days after it has been informed or otherwise aware of such breach, provided that for the avoidance of doubt, it is expressly agreed between all the parties to the Securitisation Programme that the representations, warranties and undertakings of the Parent Company shall survive for so long as there continues to exist any obligations of the Parent Company or any rights of the FCC arising under any of the FCC Transaction Documents to which the Parent Company is a party which have not been completely discharged or exercised;

Participating Entity means:

(a)        the Custodian;

(b)        Eliopee;

(c) the Management Company, acting in its own name and in the name and on behalf of the FCC;

(d)        the Liquidity Facility Provider;

(e)        the Calculation Agent;

(f)        the Administrator;

(g)        the Letter of Credit Provider;

(h)        the FCC Account Bank;

(i)        the Swap Counterparty,

acting in whatever capacity and whatever location within the scope of the Securitisation Programme;

Payment Date means the date occurring one (1) Business Day after each Calculation Date immediately following a Cut-Off Date occurring the 5th and the 15th calendar day of each calendar month;

Payment Request means the notice to be delivered by the relevant Participating Entity to the Parent Company in the form of schedule 1 of the Guarantee Agreement;

Potential Event of Default means, as applicable, a Seller Potential Event of Default, a Servicer Potential Event of Default, an Administrative Agent Potential Event of Default or a Parent Company Potential Event of Default;

Principal Transfer Date means a Transfer Date occurring on an Interest Payment Date;

Purchase Price means, on any Calculation Date preceding a Transfer Date, for each currency, the sum of the Net Invoice Amount of the Eligible Receivables offered for sale on such Transfer Date in such currency; the Purchase Price of any Eligible Receivable shall be equal to the Net Invoice Amount stated on the corresponding Invoice;

Receivables means all amounts payable by a debtor in connection with a Contract, as specified in an Invoice issued under such Contract, together with all rights to payment and all proceeds relating thereto (including all Ancillary Rights) and as originated by any of the Sellers;

Receivables Event means that on a given Calculation Date, one of the following event occurs:

(a)        Dilution Percentage is above 22%;

(b)        Dilution Average is above 14%;

(c)        BA Spot is above 2.5%;

(d)        BA Average is above 2%;

(e)        DSO Average is above 70 days;

Recovery means any amount received by a Servicer in connection with any Defaulted Receivable;

Reference Banks means, in relation to Euribor, the principal office in Paris of BNP Paribas, Calyon, Natexis Banques Populaires, Societe Generale and HSBC-CCF or such other banks as may be appointed by the Calculation Agent in consultation with the Management Company;

Reference Margin has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Refinancing Transaction Documents means:

(a)        the Eliopee Liquidity Facility Agreement;

(b)        any  agreement   necessary  to  refinance  the   acquisition  of  the
           Transferred Receivables; and

(c) any other agreement, instrument, or document executed pursuant to or in connection therewith;

Reporting Auditor means Cashmire S.A., "Cashback Avantages Clients", a societe anonyme incorporated under the laws of France, whose registered office is located at 11, rue Albert 1er, 92210 Saint Cloud (France), registered with the Trade and Companies Register of Nanterre under number 409 712 973;

Reporting Auditor Fees means the fee payable to the Reporting Auditor which shall be determined between the Reporting Auditor and Crown European Holdings;

Resignation Letter means a letter substantially in the form set out in schedule 16 of appendix 1 to the Master Receivables Transfer and Servicing Agreement, pursuant to which a Seller may resign from the Securitisation Programme;

Retransfer Date means any Payment Date or any Interest Payment Date on which the FCC retransfers to a Seller any Receivables which is an Affected Receivable, pursuant to the Master Receivables Transfer and Servicing Agreement;

Retransfer Price means, in relation to any Receivable retransferred by the FCC to a Seller, the price to be paid by the relevant Seller to the FCC for the retransfer of the said Receivable, being:

(a) the Net Invoice Amount of the said Receivable, as appearing on the related Invoice on the corresponding Transfer Date; less

(b) the Collections received with respect to such Receivable between (i) the Transfer Date on which it has been transferred to the FCC and
           (ii) the relevant Retransfer Date;

Retransferred Amount means, in relation to any Receivable retransferred by the FCC to a Seller:

(a)        the corresponding Retransfer Price; plus

(b) an amount equal to the total of all additional, specific, direct and indirect, reasonable and justified costs and expenses incurred by the FCC in relation to such Receivable and for which the FCC has requested payment in writing, provided that such expenses shall not include the administrative costs borne by the FCC in connection with its holding of such Receivable;

Revolving Period means the period within the Normal Amortisation Period commencing on (and including) the FCC Establishment Date and ending on (but excluding) the earliest of the following dates:

(a)        the Termination Date;

(b)        the occurrence of an Accelerated Amortisation Event;

Sale of Products means the sale of packaging products as well as other ancillary services or deliveries attached (engineering and tools and prototypes deliveries, reprographic costs) produced or realised by the Sellers in the ordinary course of their respective businesses;

Scheduled Amortisation Period means the period within the Normal Amortisation Period beginning from (and including) the last day of the Revolving Period until (and including) the Legal Maturity Date (subject to the occurrence of an Accelerated Amortisation Event);

Screen Rate means, in relation to Euribor, the percentage rate per annum determined by the Banking Federation of the European Union for the relevant period, displayed on the Euribor 01 Reuters screen. If this page is replaced or service ceases to be available, the Calculation Agent may specify another page or service displaying the appropriate rate after consultation with the Management Company;

Secondary Financial Covenants means the following conditions having to be met by the consolidated financial results of Crown Holdings:

(a) Total Leverage Ratio (as this term is defined in the Credit Agreement and as drafted at the date hereof): on each date (as calculated for the four consecutive complete fiscal quarters of Crown Holdings then last ended and such compliance calculations shall be provided within 40 days of the first three fiscal quarters and 75 days within the fourth quarter (such timing periods to coincide with the U.S. Securities and Exchange Agency filings of Crown Holdings)), the Total Leverage Ratio will have to be lower than the amount set forth in the table below (the ratio was 4.54x as of 31/12/2004):

............................................... ....................
                 Test Period                         Ratio 1
............................................... ....................
June 30, 2005 to September 30, 2005               6.25 to 1.00
............................................... ....................
December 31, 2005 to September 30, 2006           5.75 to 1.00
............................................... ....................
December 31, 2006 to September 30, 2007           5.25 to 1.00
............................................... ....................
December 31, 2007 to September 30, 2008           4.75 to 1.00
............................................... ....................
December 31, 2008 and thereafter                  4.25 to 1.00
............................................... ....................

(b) Consolidated Fixed Charge Ratio (as this term is defined in the Credit Agreement and as drafted at the date hereof): on each date (as calculated for the four consecutive complete fiscal quarters of Crown Holdings then last ended and such compliance calculations shall be provided within 40 days of the first three fiscal quarters and 75 days within the fourth quarter (such timing periods to coincide with the U.S. Securities and Exchange Agency filings of Crown Holdings)), the Consolidated Fixed Charge Ratio will have to be higher than the amount set forth in the table below (the ratio was 1.98x as of 31/12/2004):

.................................................. ........................
                  Test Period                             Ratio 2
.................................................. ........................
June 30, 2005 to September 30, 2005                    1.05 to 1.00
.................................................. ........................
December 31, 2005 to September 30, 2006                1.05 to 1.00
.................................................. ........................
December 31, 2006 to September 30, 2008                1.05 to 1.00
.................................................. ........................
December 31, 2008 to September 30, 2009                1.05 to 1.00
.................................................. ........................
December 31, 2009 and thereafter                       1.05 to 1.00
.................................................. ........................

it being understood that should the definition of Total Leverage Ratio or Consolidated Fixed Charge Ratio change within the Credit Agreement, the Secondary Financial Covenants shall be redefine so as to leave such Secondary Financial Covenants (after that change) in the same position as they would have been in had the change not been made;


Secondary Transfer Date means any Transfer Date occurring on a Payment Date;

Securitisation Programme means the securitisation programme structured by BNP Paribas in order to finance the purchase price of the Eligible Receivables payable by the FCC to the Sellers. When referred to in any Securitisation Transaction Document, the Securitisation Programme is deemed to include:

(a) any means or financing and/or refinancing entered into, directly or indirectly, by the FCC;

(b) any financial and/or commercial arrangement entered into, directly or indirectly, by the FCC with any contractor, supplier or other third party; and

(c) any contractor, supplier or other third parties having entered into, directly or indirectly, with the FCC in any financial and/or commercial arrangement,

in order to finance the Purchase Price of the Eligible Receivables payable by the FCC to the Sellers and more generally any of the transactions contemplated in the Securitisation Transaction Documents;

Securitisation Transaction Documents means:

(a)        the FCC Transaction Documents;

(b)        the Refinancing Transaction Documents; and

(c) any other agreement, instrument, or document executed pursuant to or in connection with any of documents in paragraph (a) and (b);

Seller means any of:

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

(a)        the French Sellers; and

(b)        the English Sellers;

Seller Early Amortisation Event has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Seller Event of Default has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Seller Potential Event of Default has the meaning ascribed to it in schedule 12 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Seller Termination Date means the date on which a Seller shall exit from the Securitisation Programme and shall cease permanently to have the status of Seller, so that it is not entitled to participate any longer to the Securitisation Programme, namely the date on which:

(a)        a Seller Event of Default occurs; or

(b)        a Seller Early Amortisation Event occurs; or

(c)        an Administrative Agent Termination Date occurs,

provided that:

           (i) if the Seller Termination Date occurs as a result of the event referred to in sub-clauses (a) or (b) above, such Seller Termination Date shall only affect that Seller concerned but not the other Sellers;

           (ii) if the Seller Termination Date occurs as a result of the event referred to in sub-clause (c) above, such Seller Termination Date shall only affect that Sellers having appointed the relevant Administrative Agent, irrespective of whether or not there is any Seller Event of Default;

           (iii) if the Seller Termination Date occurs as a result of the occurrence of the Parent Company Termination Date, such Seller Termination Date shall affect all the Sellers, irrespective of whether or not there is any Seller Event of Default; and

           (iv)      in  all  cases  and  for  the  avoidance  of  doubt,  it is expressly agreed between all the parties to the Securitisation Programme that the representations, warranties and undertakings of the relevant Seller, any Administrative Agent and the Parent Company shall survive for so long as there continues to exist any obligations of that Seller, any Administrative Agent and the Parent Company or rights of the FCC arising under any of the FCC Transaction Documents to which that Seller, any Administrative Agent or the Parent Company is a party which have not been completely discharged or exercised;

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

Seller Transaction Documents means:

(a)        the Master Receivables Transfer and Servicing Agreement;

(b)        this Master Definitions Agreement;

(c)        the Agreement Amongst Participating Entities;

(d)        the Back-up Servicing Agreement;

(e)        the Collection Account Security Agreements;

(f)        the Collection Account Bank Agreements; and

(g) any other agreement, instrument, or document executed pursuant to or in connection with any of the documents referred to in paragraph (a) to (g);

Seller Units means the seller floating rate units issued or to be issued by the FCC, according to the FCC Regulations, in accordance with Articles L. 214-43 to
L. 214-49 of the French Code monetaire et financier, the proceeds of which will be used by the Management Company to purchase the Receivables from the Sellers and the terms and conditions of which are set out in schedule 5 of the FCC Regulations;

Seller Units Amortisation Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Seller Units Required Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Seller Units Issuance Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Seller Units Outstanding Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Seller Units Interest Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Seller Units Interest Rate has the meaning ascribed to it in schedule 5 of the FCC Regulations;

Seller Units Subscription Agreement means the agreement executed on the date of this Agreement between the Parent Company and the Participating Entities, pursuant to which the Parent Company agreed, inter alia, to subscribe Seller Units issued by the FCC;

Senior Units means the senior floating rate units issued or to be issued by the FCC, according to the FCC Regulations, in accordance with Articles L. 214-43 to
L. 214-49 of the French Code monetaire et financier, the proceeds of which will be used by the Management Company to purchase the Receivables from the Sellers and the terms and conditions of which are set out in schedule 4 of the FCC Regulations;

Senior Units Interest Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Senior Units Interest Rate has the meaning ascribed to it in schedule 4 of the FCC Regulations;

Senior Units Issuance Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Senior Units Repayment has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Senior Units Subscription Agreement means the agreement executed on the date of this Agreement between Eliopee, the Management Company and the Custodian, pursuant to which Eliopee agreed to subscribe Senior Units issued by the FCC;

Series means:

(a) in respect of the Senior Units, any series of Senior Units issued on a given Issue Date; and

(b) in respect of the Seller Units, any series of Seller Units issued on a given Issue Date; and

(c) in respect of the Subordinated Units, any series of Subordinated Units issued on a given Issue Date;

Servicer means any of:

(a)        the French Servicers; and

(b)        the English Servicers;

Servicer Early Amortisation Event has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Servicer Event of Default has the meaning ascribed to it in schedule 13 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Servicer Potential Event of Default has the meaning ascribed to it in schedule 12 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Servicer Termination Date means the date on which a Servicer shall exit from the Securitisation Programme and shall cease permanently to have the status of Servicer, so that it is not entitled to participate any longer to the Securitisation Programme, namely the date on which:

(a)        a Servicer Event of Default occurs; or

(b)        a Servicer Early Amortisation Event occurs; or

(c)        an Administrative Agent Termination Date occurs,

provided that:

           (i) if the Servicer Termination Date occurs as a result of the event referred to in sub-clauses (a) or (b) above, such Servicer Termination Date shall only affect that Servicer concerned but not the other Servicers;

           (ii) if the Servicer Termination Date occurs as a result of the event referred to in sub-clause (c) above, such Servicer Termination Date shall only affect that Servicers having appointed the relevant Administrative Agent, irrespective of whether or not there is any Servicer Event of Default;

           (iii) if the Servicer Termination Date occurs as a result of the occurrence of the Parent Company Termination Date, such Servicer Termination Date shall affect all the Servicers, irrespective of whether or not there is any Servicer Event of Default; and

           (iv)      in  all  cases  and  for  the  avoidance  of  doubt,  it is expressly agreed between all the parties to the Securitisation Programme that the representations, warranties and undertakings of the relevant Servicer, any Administrative Agent and the Parent Company shall survive for so long as there continues to exist any obligations of that Servicer, any Administrative Agent and the Parent Company or rights of the FCC arising under any of the FCC Transaction Documents to which that Servicer, any Administrative Agent or the Parent Company is a party which have not been completely discharged or exercised;

Servicer Trigger Event means one of the following events occurs on a given date:

(a)        a Suppliers Trigger;

(b)        a Financial Covenant is not met;

(c) the available amount on the syndicated revolving credit facility entered into in September 2004 by Crown Holdings is less than 20,000,000 Euro (or the US Dollars equivalent thereof); or

(d)        a Servicer Event of Default;

Servicing Fee means the fee payable by the FCC to the Servicers pursuant to the Master Receivables Transfer and Servicing Agreement and which shall be equal to 0.05% of the Aggregate Net Invoice Amount as of the preceding Interest Payment Date;

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

Servicing Procedures means, in respect of each Servicer, the procedures, guidances, whether written or oral, used by such Servicer for the purposes of servicing the Eligible Receivables and the Transferred Receivables;

Solvency Certificate means the certificate issued periodically by each Seller in the form set out in schedule 7 of the Seller's appendix to the Master Receivables Transfer and Servicing Agreement;

Specific  Cost means any cost  borne,  directly  or  indirectly  and of whatever nature (including but not limited to any early breakage, termination or reversing of any agreement entered into for the purpose of fixing, financing or otherwise hedging any amount or transaction under the Securitisation Programme together with any cost incurred in liquidating or re-employing funds from third parties acquired or contracted for in order to fund any transaction under the Securitisation Programme (to the exclusion, for the avoidance of doubt, of any cost incurred in respect of any capital adequacy treatment and its consequences)), by a Participating Entity, including its contractors and suppliers acting in relation to the Securitisation Programme and, in particular but not limited to, the Liquidity Facility Provider, as a result of the occurrence of one of the following events:

(a) a Seller or, as the case may be, an Administrative Agent, for any reason whatever:

           (i) revokes any Individual Transfer Offer or, as the case may be, any Consolidated Transfer Offer; or

           (ii) fails to strictly perform any of the steps, procedures or formalities set out in any of the FCC Transaction Documents to which it is a party within the appropriate timeframe to allow the effective transfer of the title of the relevant Seller to, and their rights and interest in, the Eligible Receivables to the FCC, no later than 11.00 a.m. on the relevant Transfer Date;

(b) a Seller, a Servicer, an Administrative Agent or the Parent Company does not perform any of its obligations under any of the FCC Transaction Documents to which it is a party; or

(c) the Back-Up Servicer is appointed in accordance with clause 20.3 of the Master Receivables Transfer and Servicing Agreement;

Standby  Period  means  the  period   commencing  on  (and  including)  the  FCC
Establishment Date and ending on (but excluding) the earliest of the following dates:

(a)        the Substitution Date; and

(b)        the Back-Up Servicer Termination Date;

Standby Period Report means the report to be provided by the Back-Up Servicer on the third (3rd) Business Day following an Interest Payment Date to the Management Company with respect to the immediately preceding Interest Period, substantially in the form set out in (and containing the information referred to in) schedule 10 of the Back-Up Servicing Agreement;

Subordinated Units means the subordinated units issued or to be issued by the FCC, according to the FCC Regulations, in accordance with Articles L. 214-43 to
L. 214-49 of the French Code monetaire et financier, the proceeds of which will be used by the Management Company to purchase the Receivables from the Sellers and the terms and conditions of which are set out in schedule 6 of the FCC Regulations;

Subordinated  Units  Amortisation  Amount  has  the  meaning  ascribed  to it in schedule 10 of the FCC Regulations;

Subordinated Units Required Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Subordinated Units Interest Rate has the meaning ascribed to it in schedule 6 of the FCC Regulations;

Subordinated Units Issuance Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Subordinated Units Outstanding Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Subordinated Units Interest Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Subordinated Units Subscription Agreement means the agreement executed on the date of this Agreement between the Parent Company and the Participating Entities, pursuant to which the Parent Company agreed, inter alia, to subscribe Subordinated Units issued by the FCC;

Substitution Date means, with respect to a given Servicer, the date on which the Back-Up Servicer receives a written notice of termination of the appointment of that Servicer from the Management Company;

Substitution Period means the period commencing on (and including) the last day of the Standby Period until (and including) the Back-Up Servicer Termination Date;

Supplementary Cost means any cost or loss of whatever nature incurred or suffered, directly or indirectly, by a Participating Entity as a result of its participation in the Securitisation Programme as a result of the occurrence of one of the following events as from the Closing Date, and which it would not have incurred by virtue of its rights and obligations under the Securitisation Programme if such event had not occurred:

(a) further to any Change of Legislation, the partial or total performance of the obligations of a Participating Entity under any of the Securitisation Transaction Documents becomes illegal or impossible; or

(b) an entity or person (including any party to the Securitisation Transaction Documents) challenges the validity, enforceability or effectiveness of any legal or financial mechanism provided for in any of the Securitisation Transaction Documents, on the basis of reasonable legal considerations or arguments; or

(c) for any reason whatsoever, and in particular (but without any limitation) a Change of Legislation, a Participating Entity:

           (i) does not or will not obtain the full payment which it should have received by virtue of its rights and obligations under the Securitisation Programme if the above-mentioned event had not occurred (unless previously compensated for by the payment of any Tax Deduction); or

           (ii)      does  not  or  will  not  obtain  the  net  return  (before corporation or income tax) on regulatory capital (including, but not limited to, any cost incurred in respect of any capital adequacy treatment and its consequences) which it should have received by virtue of its rights and obligations under the Securitisation Programme if the above-mentioned event had not occurred; or

           (iii) incurs an additional or increased cost of whatever nature (including, but not limited to, any new Tax (whether supplementary or otherwise, present or future) of whatever nature, including corporation tax or income tax) as a result of its participation in the Securitisation Programme or by virtue of sums received by it under the said
                     Securitisation Programme and which it would not have incurred by virtue of its rights and obligations under the Securitisation Programme if the above-mentioned reason had not occurred, it being understood that:

(aa) paragraph (b) above shall apply only with respect to any cost or loss of whatever nature incurred or suffered, directly or indirectly, by the FCC or Eliopee as a result of their participation in the Securitisation Programme; and

(bb) paragraph (c) above shall exclude any cost arising as a result of changes to Tax on the overall net income of a Participating Entity (except for the FCC and Eliopee which, on the date of signing of this Agreement are exempted from corporate or equivalent taxes or benefit from a reduced or privileged corporate tax rate);

Suppliers Trigger means, on any Calculation Date before any Interest Payment Date, if any of the following event occurs (GBP amounts being converted to Euro using the Applicable Exchange Rate of such Calculation Date):

(a) the net aggregate amount of overdue payables as of the Cut-Off Date is greater than 25% of the gross aggregate amount of all payables on all UK and France Crown Entities (excluding inter-company payables), or

(b) the net aggregate amount of the payables remaining unpaid on the Cut-Off Date, between 31 calendars days and 60 calendar days after their respective Due Date is greater than 3% of the gross aggregate amount of all payables on all UK and France Crown Entities (excluding inter-company payables);

Swap Agreement means the currency swap agreement entered into on the FCC Establishment Date between the FCC and BNP Paribas, in its capacity as Swap Counterparty, comprising an FBF Master Agreement, the schedule thereto and a confirmation entered into pursuant thereto; the Swap Agreement governs the terms under which the FCC and the Swap Counterparty will as applicable from time to time during the life of the Securitisation Programme, enter into:

(a)        several Monthly FX Swaps;

(b)        one Final FX Swap;

(c)        several Final Reverse FX Swaps;

Swap Cost has the meaning ascribed to it in schedule 10 of the FCC Regulations;

Swap Counterparty means BNP Paribas acting in its capacity as swap counterparty under the Swap Agreement or any successor thereto;

TARGET  means  Trans-European   Automated  Real-time  Gross  Settlement  Express
Transfer payment system;

TARGET Day means any day on which TARGET is open for the settlement of payments in euro;

Tax Credit means a credit against, relief or remission for, or repayment of any Tax;

Tax Deduction means any deduction or withholding for or on account of Tax, which relates to any payment of whatever nature, which must be made by:

(a) a Seller, a Servicer or an Administrative Agent to a Participating Entity or vice-versa; or

(b)        by a Participating Entity to another Participating Entity,

in relation to the Securitisation Programme, and which would result from a Change of Legislation;

Tax Payment means an increased payment made by:

(a)        a Seller,  a Servicer or an  Administrative  Agent to a Participating
           Entity; or

(b) by a Participating Entity to another Participating Entity, under clause 3.1.1 of the Agreement Amongst Participating Entities;

Taxes means all present and future taxes, levies, imposts, duties or charges of any nature whatsoever, and wheresoever imposed, including (without limitation) value added tax or any similar tax and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp, gross income, fuel, leasing, occupational, turnover, excess profits, excise, gross receipts, franchise, registration, licence, corporation, capital gains, export/import, income, levies, imposts, withholdings or other taxes or duties of any nature whatsoever (or any other amount corresponding to any of the foregoing) now or hereafter imposed, levied, collected, withheld or assessed by any national or regional taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon, and tax and taxation shall be construed accordingly;

Termination Date means:

(a) the date falling one (1) Business Day after the 59th Interest Payment Date following the Closing Date; or

(b) the date on which the Liquidity Facility Provider has informed in writing the parties to the Securitisation Programme that the Eliopee Liquidity Facility Agreement was terminated in accordance with its terms and conditions;

Transaction Fees means, on each Interest Payment Date, the costs incurred by the FCC and payable by the Sellers and which is equal to the difference between:

(a)        The sum of:

           (i)        the Funding Costs;

           (ii) the Swap Costs for the Monthly FX Swap entered into on the previous Interest Payment Date immediately preceding a Calculation Date (to be added or subtracted depending on it being a positive or negative amount);

           (iii) (aa) 170,000 Euros plus the greater of the following amounts: 0.20% of the FCC Maximum Amount and 200,000 Euros,
                     (bb) divided by 12;

           (iv)      the Back-Up Servicer notification fees if applicable;

           (v)       0.05%  of  the  Aggregate   Net  Invoice   Amounts  of  all
                     outstanding Transferred Receivables as of the preceding Interest Payment Date;

           (vi)      the Reporting Auditor Fees, and

(b)        the Financial Income as of the Interest Payment Date;

Transfer Date means any Interest Payment Date or any Payment Date occurring no later than the Final Termination
Date;

Transfer Document means any acte de cession de creances executed in accordance with the provisions of Articles L. 214-43 et seq. of the French Code monetaire et financier and with the Decree, in the form of schedule 5 of appendix 1 to the Master Receivables Transfer and Servicing Agreement, pursuant to which any Seller transfers to the FCC its Eligible Receivables;

Transfer File means the computer file delivered by any Seller (or by the relevant Administrative Agent acting in its name and on its behalf) to the Management Company on the relevant Transfer Date as attached to the relevant Transfer Document, as described in schedule 26 of appendix 1 of the Master Receivables Transfer and Servicing Agreement;

Transfer Offer means, as the case may be, an Individual Transfer Offer or the corresponding Consolidated Transfer Offer;

Transferred Receivable means any Receivable which:

(a) has been transferred by a Seller to the FCC under the Securitisation Programme; and

(b) has not been retransferred by the FCC to a Seller according to clause 7 of the Master Receivables Transfer and Servicing Agreement;

(c)        remains outstanding; and

(d)        is not an Affected Receivable;

Unanticipated Dilution means, for a given Transferred Receivable that has been partially paid by the corresponding Debtor during the Cut-Off Period, any difference between:

(a) the Net Invoice Amount relating to the said Transferred Receivable, reduced by the amount of the Consumed Anticipated Dilution relating to the said Transferred Receivables; and

(b) the amount actually collected by the relevant Servicer for payment of such Transferred Receivable,

which corresponds to any credit note, rebate, discount, refund, set-off or similar event which might affect, for any reason whatsoever (other than a credit default of the relevant Debtor) the amount due by the relevant Debtor under a given Transferred Receivable, as such amount was recorded and calculated by the Servicer on the last Information Date. The event and amount of which have been agreed between the relevant Seller and Debtor after the last Information Date;

Unitholder means a holder from time to time of any Unit;

Units means the Senior Units, the Seller Units and the Subordinated Units issued or to be issued by the FCC, according to the FCC Regulations, in accordance with articles L. 214-5, L. 214-43 to L. 214-49 and L. 231-7 of the French Code monetaire et financier, the proceeds of which will be used by the Management Company to purchase from time to time the Receivables from the Sellers;

Unjustified  Amount  means  any  amount  paid by a  Servicer  under  one or more
Receivables and credited to the FCC Collection Account among the Collections credited thereto during a Cut-Off Period, as recorded in the last Consolidated
Report:

(a) over and above any sums actually paid by the related Debtor under such Receivable(s), or

(b) under Receivable(s) which is (are) not owned by the FCC on the date on which such payment is made;

Yield Reserve Amount has the meaning ascribed to it in schedule 10 of the FCC Regulations;

2.2 In any Securitisation Transaction Document or other agreement, instrument or deed incorporating by reference to this Master Definitions Agreement or to which this Master Definitions Agreement is expressed to apply any reference to:

(a) any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(b) administration, bankruptcy, liquidation, dissolution, receivership or winding-up of a person shall be construed so as to include any equivalent or analogous proceedings (including any suspension of payments) under the laws of the jurisdiction in which such person is incorporated (or, if not a company or corporation, domiciled) or any jurisdiction in which such person has its principal place of business;

(c) an affiliate of any company or corporation means, in relation to any person, a subsidiary of that person, a holding company of that person or any other subsidiary of that holding company;

(d) the law includes any law, constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction and any present or future directive, regulation, guideline, practice, concession, request or requirement whether or not having the force of law issued by any governmental body or supranational body, agency or department or any central bank or other fiscal, monetary, regulatory, self regulatory or other authority or agency (including for the avoidance of doubt, any rule implemented by the Autorite des marches financiers);

(e) person shall be construed as a reference to any firm, company, corporation, business trust, joint stock company, joint venture government, state or agency or authority of a state or any association or partnership (whether or not having separate legal personality) or any other entity of whatever nature as the context may require;

(f) stamp duty shall be construed as a reference to any stamp, registration or other documentary Tax or other similar Taxes or duties (including, without limitation, any penalty or interest payable in connection with any failure to pay or any delay in paying out any of the same); and

(g) Value Added Tax or VAT shall be construed as a reference to value added tax under the laws of France and the United Kingdom.

3          PRINCIPLES OF CONSTRUCTION

In any Securitisation Transaction Document or other agreement, instrument or deed incorporating by reference this Master Definitions Agreement or to which this Master Definitions Agreement is expressed to apply the following principles of construction shall apply:

(a) the headings in any Securitisation Transaction Document shall not affect its interpretation;

(b) unless the context otherwise requires, words denoting the singular number only shall include the plural number also, and vice versa, and words denoting persons only shall include firms, corporations and other organised entities, whether separate legal entities or otherwise, and vice versa;

(c)        unless  the  context  otherwise   requires,   any  reference  in  any
           Securitisation Transaction Document to:

           (i) any agreement or other document shall be construed as a reference to the relevant agreement or document as the same may have been, or may from time to time be, replaced, extended, amended, varied, novated, supplemented or superseded;

           (ii) any statutory provision or legislative enactment shall be deemed also to refer to any re-enactment, modification or replacement thereof and any statutory instrument, order or regulation made thereunder or under any such re-enactment; and

           (iii) any party to a Securitisation Transaction Document shall include references to its successors, permitted assigns and any person deriving title under or through it; references to the address of any person shall, where relevant, be deemed to be a reference to its address as current from time to time;

(d) unless expressly provided for to the contrary, all references made in any Securitisation Transaction Document to a day, are references to a calendar day;

(e) the Recitals, Schedules and Appendices (including their Annexes) to any Securitisation Transaction Documents constitute an integral and substantive part of this Securitisation Transaction Document. Any reference to any

           Securitisation Transaction Document includes a reference to its Recitals, Schedules and Appendices (including their Annexes);

(f) unless expressly provided for to the contrary, all references made in any Securitisation Transaction Document to a Recital, a Clause, a Sub-clause, a Schedule, a Part or an Appendix, are reference to the recitals, the clauses, the sub-clauses, the schedules, the parts and the appendices of this Securitisation Transaction Document;

(g) unless expressly provided for to the contrary, references to time in any Securitisation Transaction Document are to local time in Paris (France);

(h) words appearing in any Securitisation Transaction Document in a language other than English shall have the meaning ascribed to them under the law of the corresponding jurisdiction and such meaning shall prevail over their translation into English, if any;

(i) where an obligation is expressed in any Securitisation Transaction Document to be performed on a date which is not a Business Day, such date shall be postponed to the first following day that is a Business Day;

(j) where any party to any Securitisation Transaction Document from time to time acts in more than one capacity under such Securitisation
           Transaction Document, the provisions of that Securitisation Transaction Document shall apply to it as though it were a separate party in each such capacity except insofar as they require it in one capacity to give as notices or information to itself in another capacity;

(k) references in any Securitisation Transaction Document to the FCC shall be deemed to be references to the Management Company acting in the name and on behalf of the FCC and references to the Management Company in any Securitisation Transaction Document shall be deemed to be references to the Management Company acting in the name and on behalf of the FCC; and

(l) unless expressly provided for to the contrary, all fees or a costs payable by any party to the Securitisation Transaction Documents to any other party under any Securitisation Transaction Document shall be exclusive of Taxes and VAT (if any).

4          APPLICATION OF COMMON TERMS

The common terms set out below shall be deemed to be incorporated in any Securitisation Transaction Document or other agreement, instrument or deed expressly and specifically incorporating by reference this Master Definitions Agreement or to which this Master Definitions Agreement is expressed to apply.

4.1      NOTICES

4.1.1    Communications in writing and addresses

Unless otherwise stated herein and subject to Clause 4.1.3, each notice, request, demand or other communication to be made under this Agreement shall be made in writing by facsimile or letter to the parties as follows:

Management Company:

           FRANCE TITRISATION

           Immeuble Tolbiac
           75450 Paris Cedex 09
           France

           Attention:              Michel Duhourcau, Secretaire General
                                   ACI:  CTA01A1
                                   telephone:           +33 (0)1 40 14 57 05
                                   facsimile:           +33 (0)1 40 14 55 91

Custodian, Calculation Agent, FCC Account Bank, Liquidity Facility Provider, Swap Counterparty, Administrator and Letter of Credit Provider:

           BNP PARIBAS

           3, rue d'Antin
           75078 Paris Cedex 02
           France

           Attention:              Violaine Delaunay
                                   ACI:  CAA05B1
                                   telephone:           +33 (0)1 43 16 97 25
                                   facsimile:           +33 (0)1 42 98 60 02

Parent Company:

           CROWN EUROPEAN HOLDINGS SA

           Le Colisee 1, rue Fructidor
           75830 Paris Cedex 17
           France

           Attention:              Paul Browett
                                   telephone:           +33 (0)1 49 18 40 44
                                   facsimile:           +33 (0)1 49 18 45 08

           with copy to:           Lakon Holloway
                                   telephone:           +33 (0)1 49 18 41 11
                                    facsimile:          +33 (0)1 49 18 45 13

French Administrative Agent:

           CROWN EMBALLAGE FRANCE SAS

           Le Colisee 1, rue Fructidor
           75830 Paris Cedex 17
           France

           Attention:              Paul Browett
                                   telephone:           +33 (0)1 49 18 40 44
                                   facsimile:           +33 (0)1 49 18 45 08

           with copy to:           Lakon Holloway
                                   telephone:           +33 (0)1 49 18 41 11
                                   facsimile:           +33 (0)1 49 18 45 13


French Sellers:

           CROWN EMBALLAGE FRANCE SAS and CROWN BEVCAN FRANCE SAS

           Le Colisee 1, rue Fructidor
           75830 Paris Cedex 17
           France

           Attention:              Paul Browett
                                   telephone:           +33 (0)1 49 18 40 44
                                   facsimile:           +33 (0)1 49 18 45 08

           with copy to:           Lakon Holloway
                                   telephone:           +33 (0)1 49 18 41 11
                                   facsimile:           +33 (0)1 49 18 45 13


English Administrative Agent:

           CROWN PACKAGING UK PLC

           Wantage
           Oxon
           OX12 9BP
           United-Kingdom

           Attention:              John Davidson
                                   telephone:           +(44) 1235 402997
                                   facsimile:           +(44) 1235 402917

           with copy to:           Lakon Holloway
                                   Le Colisee 1, rue Fructidor
                                   75830 Paris Cedex 17
                                   France
                                   telephone:           +33 (0)1 49 18 41 11
                                   facsimile:           +33 (0)1 49 18 45 13

English Sellers:

           CROWN PACKAGING UK PLC, CROWN SPECIALITY PACKAGING UK PLC and CROWN AEROSOLS UK LTD

           Wantage
           Oxon
           OX12 9BP
           United-Kingdom

           Attention:              John Davidson
                                   telephone:           +(44) 1235 402997
                                   facsimile:           +(44) 1235 402917

           with copy to:           Lakon Holloway
                                   Le Colisee 1, rue Fructidor
                                   75830 Paris Cedex 17
                                   France
                                   telephone:           +33 (0)1 49 18 41 11
                                   facsimile:           +33 (0)1 49 18 45 13


Eliopee:

           ELIOPEE LIMITED

           PO Box 87
           22 Grenville Street
           St Helier
           Jersey, Channel Islands, JE4 8PX

           Attention:              the Company Secretary, Group 26, Mourant &
                                   Co. Limited
                                   facsimile:           +(44) 1534 609333

Back-Up Servicer:

           GE FACTOFRANCE

           Tour Facto
           18, rue Hoche
           92988 Paris La Defense Cedex
           France

           Attention:              Jean-Louis Cassier or Philippe Durand
                                   telephone:       +33 (0)1 46 35 70 98 / 68 33
                                   facsimile:       +33 (0)1 46 35 69 00

or to any other address or facsimile number, or for the attention of any other person, which or who are brought to the attention of the other party pursuant to this Clause 4.1.1 and to Clause 4.1.2.

4.1.2    Delivery

Subject to Clause 4.1.3, any communication, notification or document to be made or delivered by any party to the other pursuant to this Agreement shall (unless that other party has by fifteen days' written notice to the other party specified another address or facsimile number) be made or delivered to that other person at the address or facsimile number identified in Clause 4.1.1 and shall be deemed to have been made or delivered when duly dispatched (in the case of any communication made by facsimile) or when left at that address (in the case of any communication made by letter) or when a return receipt is received in the case of a letter dispatched by registered mail where a return receipt has been requested.

4.1.3    Electronic communication

Any communication to be made between the parties to this Agreement under or in connection with this Agreement may be made by electronic mail or other electronic means, unless and until one party notifies the other to the contrary. To this end, each party to this Agreement undertakes to:

(a) notify, on or before the date of this Agreement, the other parties in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(b) notify immediately the other parties of any change to their address or any other such information supplied by them.

Any communication, notification or document to be delivered by any one party to the other pursuant to this Clause, shall be deemed to have been made or delivered when a electronic return receipt is received.

4.2      PAYMENT MECHANICS

On each date on which a party is required to make a payment under any Securitisation Transaction Document, that party shall make the same available to the other party or parties (unless a contrary indication appears in a Securitisation Transaction Document) for value on the due date at the time and in such funds specified by the relevant party as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

4.3      CALCULATIONS AND CERTIFICATES

4.3.1    Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Securitisation Transaction Document, the entries made in the accounts maintained by a party are prima facie evidence of the matters to which they relate.

4.3.2    Certificates and determinations

Any certification or determination by a party of a rate or amount under any Securitisation Transaction Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

4.3.3    Day count convention

Any interest, commission or fee accruing under any Securitisation Transaction Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the relevant market differs, in accordance with that market practice.

5        CONFIDENTIALITY

5.1 Each of the parties to this Master Definitions Agreement undertakes for the term of this Master Definitions Agreement and for a period of two years after the FCC Liquidation Date, not to disclose to any individual, person or entity whatsoever nor to use (otherwise than in accordance with the provisions of the Securitisation Transaction Documents) any Confidential Information, and to take all steps necessary to avoid any such disclosure or use, provided that the provisions of this Clause 5 shall neither:

(a)        prevent  any  party  to  this  Master   Definitions   Agreement  from
           disclosing information:

           (i) to any other party to the Securitisation Transaction Documents pursuant to the provisions set out in the Securitisation Transaction Documents;

           (ii) already lawfully known to its addressee when the latter has become aware of the said information in any capacity other than as a party to a Securitisation Transaction Document, subject to any other confidentiality clauses or secrecy laws;

           (iii)     which is not a Confidential Information;

           (iv) which is in or enters into the public domain other than as a result of breach of confidentiality or fault on the part of the addressee;

           (v) to advisors or auditors acting within the scope of the Securitisation Transaction Documents or within the context of the advisors or auditors duties for the relevant party;

           (vi) with the written agreement of all parties to the relevant Securitisation Transaction Document;

           (vii) necessary to the search, if that should occur, for a substitute Servicer of the Transferred Receivables pursuant to Clause 20.3 of the Master Receivables Transfer and Servicing Agreement, as long as such a substitute Servicer enters into a confidentiality undertaking the terms of which are reasonably satisfactory to the parties to this Agreement;

           (viii) necessary in respect of the syndication of the liquidity facility granted pursuant to the Eliopee Liquidity Facility Agreement; or

           (ix) which Moody's, the Banque de France, the Autorite des marches financiers or any other financial or stock exchange authority could reasonably request; nor

(b)        apply to:

           (i) any information that the recipient is required to disclose pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank, stock exchange or any governmental or other regulatory or taxation authority in any jurisdiction (including, without limitation, any official bank examiners or regulators); or

           (ii) any information that the recipient reasonably needs to disclose for the protection or enforcement of any of its rights under any Securitisation Transaction Document.

Each of the parties to this Master Definitions Agreement shall procure that any of their officers, employees, agents or other representatives comply with the provisions of this Clause 5 and that any potential liquidity provider under the Eliopee Liquidity Facility Agreement (as referred in sub-clause (a)(viii) above) and/or substitute servicer (as referred in sub-clause (a)(vii) above), as applicable, be subject to a confidentiality undertaking complying with the provisions of this Clause 5.

5.2 For the purpose of executing and running the Securitisation Programme, and notwithstanding any provision to the contrary (if any) in any Securitisation Transaction Document, each of the Sellers, Servicers and Administrative Agents expressly and irrevocably:

(a) discharges, to the extent necessary to apply Sub-clause 5.2(b), the Participating Entities from any and all their obligations and responsibilities under any banking secrecy laws; and

(b) authorises the Participating Entities to communicate any and all information in relation to the Securitisation Transaction Documents (including a true and accurate copy of any Securitisation Transaction Documents) to any person or entity participating directly or indirectly in the Securitisation Programme.

6        GOVERNING LAW AND SETTLEMENT OF DISPUTES

6.1      GOVERNING LAW

This Agreement shall be governed by, and construed and enforced in accordance with the laws of France.

6.2      SETTLEMENT OF DISPUTES

The parties  hereto  submit to the  exclusive  jurisdiction  of the  Tribunal de
Commerce de Paris to settle any disputes, which may arise out of or in connection with this Agreement.

In the event of any dispute which may arise between the Management Company and the Custodian in connection with a determination and/or a calculation made by the Management Company under any Securitisation Transaction Document, the Management Company and the Custodian shall use their best endeavours to settle their dispute on an amicable basis.

Executed in Paris, in twenty-three (23) originals, on 21 June 2005




------------------------------------          ----------------------------------
FRANCE TITRISATION,                           BNP PARIBAS,
as Management Company                         as Custodian and FCC Account Bank

Name:      Pascal POMMIER                     Name:      Caroline BECAVIN
Title:     Authorised Signatory               Title:     Authorised Signatory







------------------------------------          ----------------------------------
BNP PARIBAS,                                  BNP PARIBAS,
as Liquidity Facility Provider                as Administrator, Letter of Credit
                                              Provider and Calculation Agent
Name:      John BLAYNEY
Title:     Authorised Signatory               Name:      Florent LE COZ
                                              Title:     Authorised Signatory

------------------------------------          ----------------------------------
BNP PARIBAS,                                  ELIOPEE LIMITED,
as Swap Counterparty                          as Eliopee

Name:      Baptiste RANJARD                   Name:      Baptiste RANJARD
Title:     Authorised Signatory               Title:     Authorised Signatory









------------------------------------          ----------------------------------
CROWN EMBALLAGE FRANCE SAS,                   CROWN BEVCAN FRANCE SAS,
as French Seller, French Servicer             as French Seller and French
and French Administrative Agent               Servicer

Name:      Raymond METZGER                    Name:      Raymond METZGER
Title:     Authorised Signatory               Title:     Authorised Signatory







------------------------------------          ----------------------------------
CROWN PACKAGING UK PLC,                       CROWN SPECIALITY PACKAGING UK PLC,
as English Seller, English Servicer           as English Seller and English
and English Administrative Agent              Servicer


Name:      Paul BROWETT                       Name:      Paul BROWETT
Title:     Authorised Signatory               Title:     Authorised Signatory

------------------------------------          ----------------------------------
CROWN AEROSOLS UK LTD,                        CROWN EUROPEAN HOLDINGS,
as English Seller and English                 as Parent Company
Servicer
                                              Name:      Paul BROWETT
Name:      Paul BROWETT                       Title:     Authorised Signatory
Title:     Authorised Signatory






------------------------------------
GE FACTOFRANCE,
as Back-Up Servicer

Name:      Jean-Louis CASSIER
Title:     Authorised Signatory

                                    SCHEDULE
                          LIST OF SELLERS AND SERVICERS




                                     Part A
                   List of French Sellers and French Servicers


------------------------------------ ---------------------------------- ---------------------------------

  Name of French Seller/Servicer             Registered office                Registration number
------------------------------------ ---------------------------------- ---------------------------------

    CROWN EMBALLAGE FRANCE SAS        67, rue Arago, 93400 Saint Ouen             954 200 838
                                                 (France)
------------------------------------ ---------------------------------- ---------------------------------

                                     ZAC de Pre-a-Varois, BP18, 54670
      CROWN BEVCAN FRANCE SAS                Custines (France)                    327 205 373
------------------------------------ ---------------------------------- ---------------------------------

                                                                         Page 58



                                     Part B
                  List of English Sellers and English Servicers



------------------------------------ ---------------------------------- ---------------------------------

  Name of English Seller/Servicer            Registered office                Registration number
------------------------------------ ---------------------------------- ---------------------------------

                                         Downsview Road, Wantage,
      CROWN PACKAGING UK PLC              Oxfordshire, OX 12 9BP,
                                              United-Kingdom                         178090
------------------------------------ ---------------------------------- ---------------------------------

                                       Rock Valley Road, Mansfield,
 CROWN SPECIALITY PACKAGING UK PLC      Nottinghamshire, NG18 2EZ,                  2398420
                                              United-Kingdom
------------------------------------ ---------------------------------- ---------------------------------

                                              Oddicroft Lane,
                                            Sutton-in-Ashfield,
       CROWN AEROSOLS UK LTD            Nottinghamshire, NG17 5FS,                   300739
                                              United-Kingdom
------------------------------------ ---------------------------------- ---------------------------------

                                    CONTENTS




CLAUSE                                                                      PAGE



1        INTERPRETATION........................................................3

2        DEFINITIONS...........................................................3

3        PRINCIPLES OF CONSTRUCTION...........................................46

4        APPLICATION OF COMMON TERMS..........................................47
4.1      NOTICES..............................................................48
         4.1.1    Communications in writing and addresses.....................48
         4.1.2    Delivery....................................................51
         4.1.3    Electronic communication....................................51
4.2      PAYMENT MECHANICS....................................................51
4.3      CALCULATIONS AND CERTIFICATES........................................51
         4.3.1    Accounts....................................................51
         4.3.2    Certificates and determinations.............................52
         4.3.3    Day count convention........................................52

5        CONFIDENTIALITY......................................................52

6        GOVERNING LAW AND SETTLEMENT OF DISPUTES.............................54
6.1      GOVERNING LAW........................................................54
6.2      SETTLEMENT OF DISPUTES...............................................54

SCHEDULE LIST OF SELLERS AND SERVICERS........................................58
         Part A List of French Sellers and French Servicers...................58
         Part B List of English Sellers and English Servicers.................59

                                  21 June 2005




                               FRANCE TITRISATION
                             (as Management Company)


                                   BNP PARIBAS
(as Custodian, Calculation Agent, FCC Account Bank, Liquidity Facility Provider,
        Administrator, Letter of Credit Provider and Swap Counterparty)


                                 ELIOPEE LIMITED
                                  (as Eliopee)


                                 GE FACTOFRANCE
                              (as Back-Up Servicer)


                             CROWN EUROPEAN HOLDINGS
                               (as Parent Company)


                         The ENTITIES listed in Schedule
                            (as Sellers or Servicers)


                           CROWN EMBALLAGE FRANCE SAS
                        (as French Administrative Agent)


                             CROWN PACKAGING UK PLC
                        (as English Administrative Agent)




================================================================================

                          FCC CROWN RECEIVABLES EUROPE

                          MASTER DEFINITIONS AGREEMENT

================================================================================


                 [FRESHFIELDS BRUCKHAUS DERINGER LOGO OMITTED]